UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K / A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2016

REPLIGEN CORPORATION

(Exact name of registrant as specified in charter)

Delaware	0-14656	04-2729386
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

41 Seyon Street, Bldg. 1, Suite 100, Waltham, MA 02453

(Address of Principal Executive Offices) (Zip Code)

(781) 250-0111

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Acquisition or Disposition of Assets.

As previously reported and described in the Current Report on Form 8-K filed by Repligen Corporation (the “Company”) on December 15, 2016 (the “Prior 8-K”), the Company acquired TangenX Technology Corporation (“TangenX”) pursuant to the Stock Purchase Agreement (the “Purchase Agreement”), dated December 14, 2016, by and among the Company, Novasep Process SAS (“Novasep”) and John Connors. Pursuant to the Purchase Agreement, the Company purchased (i) 20.29% of the outstanding equity of TangenX from John Connors and (ii) 100% of the equity of TangenX Holding, Inc., which held 79.71% of the outstanding equity of TangenX, from Novasep, for an aggregate purchase price of €35.6 million in cash, plus the assumption of a €1.0 million tax liability and a €0.4 million working capital deficit (such transaction, the “Acquisition”).

The foregoing description of the Acquisition and the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the Purchase Agreement, which was filed as Exhibit 2.1 to the Prior 8-K and is incorporated herein by reference.

This Current Report on Form 8-K/A amends the Prior 8-K to provide the historical financial statements of TangenX required under Item 9.01(a) and the pro forma financial information required under Item 9.01(b).

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial statements of business acquired.

Included herein as Exhibit 99.2.

(b) Pro forma financial information.

Included herein as Exhibit 99.3.

(d) Exhibits.

Exhibit No.	Description

2.1	Stock Purchase Agreement, dated December 14, 2016, by and among Repligen Corporation, Novasep Process SAS and John Connors (filed as Exhibit 2.1 to Repligen Corporation’s Form 8-K filed on December 15, 2016 and incorporated herein by reference).

23.1*	Consent of Marcum LLP.

99.1	Press Release by Repligen Corporation, dated December 15, 2016 (incorporated herein by reference to Exhibit 99.1 to Repligen Corporation’s Form 8-K filed on December 15, 2016).

99.2*	TangenX Audited Financial Statements as of and for the fiscal year ended December 31, 2015, and Unaudited Financial Statements as of and for the nine months ended September 30, 2016 and September 30, 2015.

99.3*	Unaudited Pro Forma Combined Condensed Financial Statements as of and for the fiscal year ended December 31, 2015 and the nine months ended September 30, 2016.

*	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPLIGEN CORPORATION

Dated: March 1, 2017	By:	/s/ Tony J. Hunt

Tony J. Hunt

President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Stock Purchase Agreement, dated December 14, 2016, by and among Repligen Corporation, Novasep Process SAS and John Connors (filed as Exhibit 2.1 to Repligen Corporation’s Form 8-K filed on December 15, 2016 and incorporated herein by reference).

23.1*	Consent of Marcum LLP.

99.1	Press Release by Repligen Corporation, dated December 15, 2016 (incorporated herein by reference to Exhibit 99.1 to Repligen Corporation’s Form 8-K filed on December 15, 2016).

99.2*	TangenX Audited Financial Statements as of and for the fiscal year ended December 31, 2015, and Unaudited Financial Statements as of and for the nine months ended September 30, 2016 and September 30, 2015.

99.3*	Unaudited Pro Forma Combined Condensed Financial Statements as of and for the fiscal year ended December 31, 2015 and the nine months ended September 30, 2016.

*	Filed herewith